                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [ ]  Soliciting Material Under Rule
[ ]  Confidential, For Use of the             14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Joint Proxy Statement
[ ]  Definitive Additional Materials

                           PIMCO MUNICIPAL INCOME FUND
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
                         PIMCO MUNICIPAL INCOME FUND II
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
                         PIMCO MUNICIPAL INCOME FUND III
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
                    PIMCO NEW YORK MUNICIPAL INCOME FUND III

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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

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2)  Aggregate number of securities to which transaction applies:

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3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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4)  Date Filed:

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                                ----------------

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 29, 2004

                                ----------------

                           C/O PA FUND MANAGEMENT LLC
                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105

     To the Shareholders of PIMCO Municipal Income Fund ("PMF"), PIMCO
California Municipal Income Fund ("PCQ"), PIMCO New York Municipal Income Fund
("PNF"), PIMCO Municipal Income Fund II ("PML"), PIMCO California Municipal
Income Fund II ("PCK"), PIMCO New York Municipal Income Fund II ("PNI"), PIMCO
Municipal Income Fund III ("PMX"), PIMCO California Municipal Income Fund III
("PZC"), PIMCO New York Municipal Income Fund III ("PYN") (each a "Fund" and, collectively, the "Funds"):

     Notice is hereby given that a Joint Annual Meeting of Shareholders (the
"Meeting") of the Funds will be held at the offices of PA Fund Management LLC,
1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Wednesday,
December 29, 2004 at 9:00 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated
November 22, 2004:

     1.  To elect Trustees of the Funds, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

     2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The Board of Trustees of each Fund has fixed the close of business on
November 5, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the
Board of Trustees of each Fund.

                                        By order of the Board of Trustees
                                        of each Fund

                                        /s/ Newton B. Schott, Jr., Secretary

                                        Newton B. Schott, Jr., Secretary

New York, New York
November 22, 2004

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY
PROXY, NO MATTER HOW MANY SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND THE
MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPLICABLE ENCLOSED PROXY
OR PROXIES IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN
THE UNITED STATES. PLEASE MARK AND MAIL YOUR PROXY OR PROXIES PROMPTLY IN ORDER
TO SAVE THE FUNDS ANY ADDITIONAL COSTS OF FURTHER PROXY SOLICITATIONS AND IN
ORDER FOR THE MEETING TO BE HELD AS SCHEDULED.

                       PIMCO MUNICIPAL INCOME FUND ("PMF")
                 PIMCO CALIFORNIA MUNICIPAL INCOME FUND ("PCQ")
                  PIMCO NEW YORK MUNICIPAL INCOME FUND ("PNF")
                     PIMCO MUNICIPAL INCOME FUND II ("PML")
                PIMCO CALIFORNIA MUNICIPAL INCOME FUND II ("PCK")
                 PIMCO NEW YORK MUNICIPAL INCOME FUND II ("PNI")
                     PIMCO MUNICIPAL INCOME FUND III ("PMX")
               PIMCO CALIFORNIA MUNICIPAL INCOME FUND III ("PZC")
                PIMCO NEW YORK MUNICIPAL INCOME FUND III ("PYN")

                           C/O PA FUND MANAGEMENT LLC
                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

                  FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 29, 2004

                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (each, a "Board") of PMF, PCQ, PNF, PML, PCK, PNI, PMX,
PZC and PYN (each a "Fund" and, collectively, the "Funds") of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds and any
adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the offices of PA Fund Management LLC, 1345 Avenue of the Americas, 49th Floor,
New York, New York 10105, on Wednesday, December 29, 2004 at 9:00 a.m., Eastern
Time.

     The Notice of Joint Annual Meeting of Shareholders (the "Notice"), this
Proxy Statement and the enclosed Proxy Card are first being sent to Shareholders on or about November 22, 2004.

     The Meeting is scheduled as a joint meeting of the respective holders of common shares (the "Common Shareholders") and preferred shares (the "Preferred
Shareholders" and, together with Common Shareholders, the "Shareholders") of the
Funds because the Shareholders of the Funds are expected to consider and vote on similar matters. Shareholders of each Fund will vote separately on the Proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on the Proposal by the Shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the Shareholders of the other Fund.

     The Board of each Fund has fixed the close of business on November 5, 2004 as the record date (the "Record Date") for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of each Fund on the Record
Date will be entitled to one vote on each matter to which they are entitled to vote and that is to be voted on by Shareholders of that Fund for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The following table sets forth the number of shares of common stock ("Common Shares") and shares of preferred stock ("Preferred Shares"
and, together with the Common Shares, the "Shares") issued and outstanding of each Fund at the close of business on the Record Date:

                                OUTSTANDING        OUTSTANDING
                     FUND      COMMON SHARES     PREFERRED SHARES
                    -------   ---------------   -----------------
                      PMF        24,278,599            8,000
                      PCQ        17,811,229            6,000
                      PNF         7,372,200            2,520
                      PML        58,100,052           20,200
                      PCK        30,191,737           10,400
                      PNI        10,431,018            3,600
                      PMX        31,053,225           10,800
                      PZC        21,302,905            7,400
                      PYN         5,449,631            1,880

     The classes of stock listed in the table above are the only classes of stock currently authorized by each Fund.

     At the Meeting, Preferred Shareholders of each Fund will have equal voting rights (i.e., one vote per Share) with the Fund's Common Shareholders and, except as discussed below, will vote together with Common Shareholders as a single class on all proposals to be brought before the Meeting applicable to that Fund. As summarized in the table below, (i) the Common and Preferred
Shareholders of PMF, PCQ, PNF, PML, PCK and PNI, voting together as a single class, have the right to vote on the election of Paul Belica and David C.
Flattum as Trustees of the applicable Fund, (ii) the Preferred Shareholders of each of the Funds, voting as a separate class, have the right to vote on the election on John J. Dalessandro II as a Trustee of the Funds, and (iii) the
Common and Preferred Shareholders of PMX, PZC and PYN, voting together as a single class, have the right to vote on the election of R. Peter Sullivan III and David C. Flattum as Trustees of the applicable Fund.

                                    SUMMARY

PROPOSAL                                                          COMMON SHAREHOLDERS   PREFERRED SHAREHOLDERS
--------                                                          -------------------   ----------------------

ELECTION OF TRUSTEES
PMF/PCQ/PNF/PML/PCK/PNI
Election of Paul Belica and David C. Flattum ...................          [X]                   [X]
Election of John J. Dalessandro II .............................          N/A                   [X]

PMX/PZC/PYN
Election of R. Peter Sullivan III and David C. Flattum .........          [X]                   [X]
Election of John J. Dalessandro II .............................          N/A                   [X]

     You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy.
If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1345 Avenue of the
Americas, New York, NY 10105, (ii) by properly executing and delivering a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the
Proposal set forth herein, properly comes before the Meeting, Shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

     The principal executive offices of each Fund are located at 1345 Avenue of the Americas, New York, New York 10105. PA Fund Management LLC (the "Manager")
serves as the investment manager of each Fund and retains its affiliate, Pacific
Investment Management Company LLC ("PIMCO" or the "Sub-Adviser"), to serve as each Fund's sub-adviser. Additional information regarding the Manager and PIMCO may be found under "Additional Information -- Investment Manager and Portfolio
Manager" below.

     The solicitation will be by mail primarily and the cost of soliciting proxies for a Fund will be borne by that Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne proportionately by each of the
Funds based upon each Fund's relative net assets.

     As of November 5, 2004, the Trustees and nominees and the officers of each
Fund as a group and individually beneficially owned less than one percent (1%)
of any Fund's outstanding Common Shares and Preferred Shares and, to the knowledge of each Fund, no person beneficially owned more than five percent (5%)
of the outstanding Shares of any class of any Fund.

                        PROPOSAL: ELECTION OF TRUSTEES

     In accordance with each Fund's Amended and Restated Agreement and
Declaration of Trust (each a "Declaration"), the Trustees of each Fund have been divided into the following three classes (each a "Class"): Class I, Class II and
Class III.

     With respect to PMF, PCQ, PNF, PML, PCK and PNI, the term of office of the
Class II Trustees will expire at the Meeting; the term of office of the Class
III Trustees will expire at the 2005 annual meeting of shareholders; and the term of office of the Class I Trustees will expire at the 2006 annual meeting of shareholders. Currently, Paul Belica and John J. Dalessandro II are the Class II
Trustees on the Board of each of these six Funds. In September 2004, David C.
Flattum was appointed to fill a Class III vacancy then existing on the Board of each such Fund. In accordance with each Fund's Declaration, Mr. Flattum shall serve as a Trustee until the Meeting, at which time his term will expire unless re-elected at the Meeting. Because the terms of Messrs. Belica, Dalessandro and
Flattum will expire at the Meeting, the Nominating Committee has recommended to the Board that Messrs. Belica and Dalessandro be nominated for re-election as
Class II Trustees at the Meeting and Mr. Flattum be nominated for election as a
Class III Trustee at the Meeting. Consistent with the Declaration, if elected, the nominees shall hold office for terms coinciding with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting,
Messrs. Belica and Dalessandro will serve a term consistent with the Class II
Trustees, which will expire at the Funds' 2007 annual meeting, and Mr. Flattum will serve a term consistent with the Class III Trustees, which will expire at the Funds' 2005 annual meeting.

     With respect to PMX, PZC and PYN, the term of office of the Class II
Trustees will expire at the Meeting; the term of office of the Class III
Trustees will expire at the 2005 annual meeting of shareholders; and the term of office of the Class I Trustees will expire at the 2006 annual meeting of the shareholders. Currently, R. Peter Sullivan III and John J. Dalessandro II are
the Class II Trustees on the Board of each of these three Funds. In September
2004, David C. Flattum was appointed to fill a Class III vacancy then existing on the Board of each such Fund. In accordance with each Fund's Declaration, Mr.
Flattum shall serve as a Trustee until the Meeting, at which time his term will expire unless re-elected at the Meeting. Because their terms will expire at the
Meeting, the Nominating Committee has recommended to each Board that Messrs.
Sullivan and Dalessandro be nominated for re-election as Class II Trustees and
Mr. Flattum be nominated for election as a Class III Trustee at the Meeting.
Consistent with the Declaration, if elected, the nominees shall hold office for terms coinciding with the Class of Trustees to which they have been designated.
Therefore, if elected at the Meeting, Messrs. Sullivan and Dalessandro will serve terms consistent with the Class II Trustees, which will expire at the
Funds' 2007 annual meeting, and Mr. Flattum will serve a term consistent with the Class III Trustees, which will expire at the Funds' 2005 annual meeting.

     All members of the Board are or will be, if elected, "Continuing Trustees,"
as such term is defined in the applicable Fund's Declaration, having either served as Trustee since the inception of each Fund or having been nominated by at least a majority of the Continuing Trustees then members of the Board.

     At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders where such vacancy arose other than by an increase in the number of Trustees (whether or not such vacancy has been filled by election of a new Trustee by the Board of
Trustees) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, and until his successor shall be elected and shall qualify.

     The following table summarizes, for each Fund, the nominees who will stand for election at the Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:

      TRUSTEE                               CLASS       EXPIRATION OF TERM IF ELECTED*
      -------                               -----       ------------------------------

      PMF/PCQ/PNF/PML/PCK/PNI
      Paul Belica ....................     Class II          2007 Annual Meeting
      John J. Dalessandro II .........     Class II          2007 Annual Meeting
      David C. Flattum ...............    Class III          2005 Annual Meeting
      PMX/PZC/PYN
      R. Peter Sullivan III ..........     Class II          2007 Annual Meeting
      John J. Dalessandro II .........     Class II          2007 Annual Meeting
      David C. Flattum ...............    Class III          2005 Annual Meeting

----------
*     A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under this classified Board structure, only those Trustees in a single
Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of a Fund under normal circumstances.
This structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for each Fund to vote each proxy for the persons listed above. Each of the nominees has indicated he will serve if elected, but if he should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).

                                        5

INFORMATION REGARDING TRUSTEES AND NOMINEES.

     The following table provides information concerning the Trustees/Nominees of the Funds.

                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                                                                                            FUND           OTHER
                                 POSITION(S)       TERM OF                                                 COMPLEX     DIRECTORSHIPS
                                     HELD         OFFICE AND                                             OVERSEEN BY      HELD BY
                                   WITH THE       LENGTH OF             PRINCIPAL OCCUPATION(S)           TRUSTEE/       TRUSTEE/
NAME, ADDRESS*, AND AGE              FUND        TIME SERVED            DURING THE PAST 5 YEARS            NOMINEE        NOMINEE
------------------------------- ------------- -----------------  ------------------------------------- -------------- --------------

INDEPENDENT TRUSTEES/NOMINEES**
Paul Belica                     Trustee       PMF/PCQ/PNF        Trustee, Fixed Income SHares,         20             None.
Age 83                                        Since inception    PIMCO Municipal Income Fund,
                                              (June 2001)        PIMCO California Municipal
PMF/PCQ/PNF                                                      Income Fund, PIMCO New York
PML/PCK/PNI                                   PML/PCK/PNI        Municipal Income Fund, PIMCO
Class II                                      Since inception    Corporate Income Fund, PIMCO
                                              (June 2002)        Municipal Income Fund II, PIMCO
PMX/PZC/PYN                                                      California Municipal Income Fund
Class III                                     PMX/PZC/PYN        II, PIMCO New York Municipal
                                              Since inception    Income Fund II, PIMCO Municipal
                                              (September         Income Fund III, PIMCO California
                                              2002)              Municipal Income Fund III, PIMCO
                                                                 New York Municipal Income Fund
                                                                 III, PIMCO Corporate Opportunity
                                                                 Fund, Nicholas-Applegate
                                                                 Convertible & Income Fund,
                                                                 PIMCO High Income Fund,
                                                                 Nicholas-Applegate Convertible &
                                                                 Income Fund II and PIMCO
                                                                 Floating Rate Income Fund;
                                                                 Director, Municipal Advantage Fund
                                                                 Inc.; Director, Student Loan Finance
                                                                 Corp., Education Loans, Inc., Goal
                                                                 Funding, Inc., Goal Funding II, Inc.
                                                                 and Surety Loan Fund, Inc.
                                                                 Formerly, senior executive and
                                                                 member of the Board of Smith
                                                                 Barney, Harris Upham & Co., and
                                                                 the CEO of five State of New York
                                                                 agencies.

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                  FUND           OTHER
                           POSITION(S)       TERM OF                                             COMPLEX     DIRECTORSHIPS
                               HELD         OFFICE AND                                         OVERSEEN BY      HELD BY
                             WITH THE       LENGTH OF           PRINCIPAL OCCUPATION(S)         TRUSTEE/       TRUSTEE/
NAME, ADDRESS*, AND AGE        FUND        TIME SERVED          DURING THE PAST 5 YEARS          NOMINEE        NOMINEE
------------------------- ------------- ----------------- ---------------------------------- -------------- --------------

Robert E. Connor***       Trustee,      PMF/PCQ/PNF       Trustee, Fixed Income SHares,           21        None.
Age 70                    Chairman      Since inception   PIMCO Municipal Income Fund,
                                        (June 2001)       PIMCO California Municipal
Class I                                                   Income Fund, PIMCO New York
                                        PML/PCK/PNI       Municipal Income Fund, PIMCO
                                        Since inception   Corporate Income Fund, PIMCO
                                        (June 2002)       Municipal Income Fund II, PIMCO
                                                          California Municipal Income Fund
                                        PMX/PZC/PYN       II, PIMCO New York Municipal
                                        Since inception   Income Fund II, PIMCO Municipal
                                        (September        Income Fund III, PIMCO California
                                        2002)             Municipal Income Fund III, PIMCO
                                                          New York Municipal Income Fund
                                                          III, PIMCO Corporate Opportunity
                                                          Fund, Nicholas-Applegate
                                                          Convertible & Income Fund,
                                                          Nicholas-Applegate Convertible &
                                                          Income Fund II, PIMCO High
                                                          Income Fund, PIMCO Floating Rate
                                                          Income Fund and PIMCO Floating
                                                          Rate Strategy Fund; Director,
                                                          Municipal Advantage Fund, Inc.;
                                                          Corporate Affairs Consultant.
                                                          Formerly, Senior Vice President,
                                                          Corporate Office, Salomon Smith
                                                          Barney Inc.

John J. Dalessandro II    Trustee       PMF/PCQ/PNF       Trustee, PIMCO Municipal Income         16        None.
Age 67                                  Since August      Fund, PIMCO Corporate Income
                                        2001              Fund, PIMCO California Municipal
Class II                                                  Income Fund, PIMCO New York
                                        PML/PCK/PNI       Municipal Income Fund, PIMCO
                                        Since inception   Municipal Income Fund II, PIMCO
                                        (June 2002)       California Municipal Income Fund
                                                          II, PIMCO New York Municipal
                                        PMX/PZC/PYN       Income Fund II, PIMCO Municipal
                                        Since inception   Income Fund III, PIMCO California
                                        (September        Municipal Income Fund III, PIMCO
                                        2002)             New York Municipal Income Fund
                                                          III, PIMCO Corporate Opportunity
                                                          Fund, Nicholas-Applegate
                                                          Convertible & Income Fund,
                                                          Nicholas-Applegate Convertible &
                                                          Income Fund II, PIMCO High
                                                          Income Fund, PIMCO Floating Rate
                                                          Income Fund and PIMCO Floating
                                                          Rate Strategy Fund. Formerly,
                                                          President and Director, J.J.
                                                          Dalessandro II Ltd., registered
                                                          broker-dealer and member of the
                                                          New York Stock Exchange;

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                    FUND           OTHER
                           POSITION(S)        TERM OF                                              COMPLEX     DIRECTORSHIPS
                               HELD         OFFICE AND                                           OVERSEEN BY      HELD BY
                             WITH THE        LENGTH OF           PRINCIPAL OCCUPATION(S)          TRUSTEE/       TRUSTEE/
NAME, ADDRESS*, AND AGE        FUND         TIME SERVED          DURING THE PAST 5 YEARS           NOMINEE        NOMINEE
------------------------- ------------- ------------------ ----------------------------------- -------------- --------------

Hans W. Kertess           Trustee       PMF/PCQ/PNF        President, H. Kertess & Co.;             16        None.
Age 65                                  Since inception    Trustee, PIMCO Municipal Income
                                        (June 2001)        Fund, PIMCO California Municipal
Class I                                                    Income Fund, PIMCO New York
                                        PML/PCK/PNI        Municipal Income Fund, PIMCO
                                        Since inception    Corporate Income Fund, PIMCO
                                        (June 2002)        Municipal Income Fund II, PIMCO
                                                           California Municipal Income Fund
                                        PMX/PZC/PYN        II, PIMCO New York Municipal
                                        Since October      Income Fund II, PIMCO Municipal
                                        2003               Income Fund III, PIMCO California
                                                           Municipal Income Fund III, PIMCO
                                                           New York Municipal Income Fund
                                                           III, PIMCO Corporate Opportunity
                                                           Fund, Nicholas-Applegate
                                                           Convertible & Income Fund,
                                                           PIMCO High Income Fund,
                                                           Nicholas-Applegate Convertible &
                                                           Income Fund II, PIMCO Floating
                                                           Rate Income Fund and PIMCO
                                                           Floating Rate Strategy Fund.
                                                           Formerly, Managing Director, Royal
                                                           Bank of Canada Capital Markets.

R. Peter Sullivan III     Trustee       PMF/PCQ/PNF        Trustee, PIMCO Municipal Income          15        None.
Age 62                                  Since April 2002   Fund, PIMCO California Municipal
                                                           Income Fund, PIMCO New York
PMF/PCQ/PNF                             PML/PCK/PNI        Municipal Income Fund, PIMCO
PML/PCK/PNI                             Since inception    Corporate Income Fund, PIMCO
Class III                               (June 2002)        Municipal Income Fund II, PIMCO
                                                           California Municipal Income Fund
PMX/PZC/PYN                             PMX/PZC/PYN        II, PIMCO New York Municipal
Class II                                Since January      Income Fund II, PIMCO Municipal
                                        2004               Income Fund III, PIMCO California
                                                           Municipal Income Fund III, PIMCO
                                                           Corporate Opportunity Fund,
                                                           PIMCO New York Municipal
                                                           Income Fund III,
                                                           Nicholas-Applegate Convertible &
                                                           Income Fund, PIMCO High Income
                                                           Fund, Nicholas-Applegate
                                                           Convertible & Income Fund II and
                                                           PIMCO Floating Rate Income Fund.
                                                           Formerly, Managing Partner, Wagner
                                                           Stott Mercator (n/k/a Bear Wagner
                                                           Specialists LLC) (NYSE specialist
                                                           firm).

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                    FUND           OTHER
                           POSITION(S)       TERM OF                                               COMPLEX     DIRECTORSHIPS
                               HELD         OFFICE AND                                           OVERSEEN BY      HELD BY
                             WITH THE       LENGTH OF            PRINCIPAL OCCUPATION(S)          TRUSTEE/       TRUSTEE/
NAME, ADDRESS*, AND AGE        FUND        TIME SERVED           DURING THE PAST 5 YEARS           NOMINEE        NOMINEE
------------------------- ------------- ----------------- ------------------------------------ -------------- --------------

INTERESTED TRUSTEE/NOMINEE+
David C. Flattum          Trustee       Since September   Managing Director, Chief Operating        52        None.
Age: 40                                 2004              Officer, General Counsel and
                                                          member of the Management Board,
888 San Clemente Drive,                                   Allianz Global Investors of America
Suite 100                                                 L.P. ("AGI"); Member of
Newport Beach, CA 92660                                   Management Board, PA Fund
                                                          Management LLC; Trustee, PIMCO
Class III                                                 Funds: Multi-Manager Series,
                                                          PIMCO Municipal Income Fund,
                                                          PIMCO California Municipal
                                                          Income Fund, PIMCO New York
                                                          Municipal Income Fund, PIMCO
                                                          Corporate Income Fund, PIMCO
                                                          Municipal Income Fund II, PIMCO
                                                          California Municipal Income Fund
                                                          II, PIMCO New York Municipal
                                                          Income Fund II, PIMCO Municipal
                                                          Income Fund III, PIMCO California
                                                          Municipal Income Fund III, PIMCO
                                                          New York Municipal Income Fund
                                                          III, PIMCO Corporate Opportunity
                                                          Fund, Nicholas-Applegate
                                                          Convertible & Income Fund,
                                                          PIMCO High Income Fund and
                                                          PIMCO Floating Rate Income Fund;
                                                          Director, Municipal Advantage
                                                          Fund. Formerly, Managing Director,
                                                          General Counsel, Head of Corporate
                                                          Functions and member of
                                                          Management Board of AGI; Partner,
                                                          Latham & Watkins LLP (1998-2001).

----------
*     Unless otherwise indicated, the business address of the persons listed above is c/o PA Fund Management LLC, 1345 Avenue of the Americas, New
      York, New York 10105.

**    "Independent Trustees" or "Independent Nominees" are those Trustees or nominees who are not "interested persons," of the Funds as defined in the
      Investment Company Act of 1940, as amended (the "1940 Act"). "Interested
      Trustees" or "Interested Nominees" are those who are "interested persons"
      of the Funds.

***   In addition to the positions noted, Mr. Connor previously provided consulting services, as an independent contractor, to Smith Barney, an affiliate of Citigroup Inc., the parent company of Citigroup Global
      Markets Inc.

+     Mr. Flattum is an "interested person" of the Fund due to his affiliation with AGI and the Manager. In addition to Mr. Flattum's positions with affiliated persons of the Funds set forth in the table above, he holds the following positions with affiliated persons: Director of PIMCO Global
      Advisors (Resources) Limited; Managing Director, Allianz Dresdner Asset
      Management U.S. Equities LLC, Allianz Hedge Fund Partners Holding L.P.,
      Allianz Pac-Life Partners LLC, PA Holdings LLC; Director and Chief
      Executive Officer, Oppenheimer Group, Inc.

     The following table states the dollar range of equity securities beneficially owned as of November 5, 2004 by each Trustee and nominee of each
Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee or nominee in the "family of investment companies"
including the Funds.

                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                        SECURITIES IN ALL REGISTERED INVESTMENT
                                             DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY TRUSTEE/NOMINEE
NAME OF TRUSTEE/NOMINEE            FUND+    SECURITIES IN THE FUNDS*    IN THE FAMILY OF INVESTMENT COMPANIES*
--------------------------------  -------  --------------------------  ----------------------------------------

INDEPENDENT TRUSTEES
Paul Belica ....................   PMF          Over $100,000.                      Over $100,000.
Robert E. Connor ...............    +                None.                              None.
Hans W. Kertess ................    +                None.                              None.
R. Peter Sullivan III ..........    +                None.                              None.
John J. Dalessandro II .........    +                None.                              None.
INTERESTED TRUSTEE
David C. Flattum ...............    +                None.                          Over $100,000.

----------
+     Unless otherwise noted, the Trustees and Nominees do not own any equity securities in any of the Funds.

*     Securities are valued as of November 5, 2004.

     To the knowledge of each Fund, as of November 5, 2004, Trustees and nominees who are Independent Trustees and their immediately family members did not own securities of an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

     COMPENSATION. The Funds, PIMCO Corporate Income Fund, PIMCO Corporate
Opportunity Fund, Nicholas-Applegate Convertible & Income Fund,
Nicholas-Applegate Convertible & Income Fund II, PIMCO High Income Fund, PIMCO
Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund (collectively, the "PA Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO, receives compensation for their attendance at joint meetings and for their service on Board committees. Trustees will receive up to a maximum of (i)
$25,000 for each quarterly joint meeting for the first four joint meetings in each year, (ii) $5,000 for each additional joint meeting in such year if the meetings are attended in person and (iii) $1,000 for joint telephonic meetings.
In addition, each Trustee who serves as a member of an Audit Oversight
Committee will receive $1,000 per fund per meeting of the Audit Oversight
Committees for those PA Closed-End Funds for which they serve as Trustee and
Audit Oversight Committee Member. Trustees will also be reimbursed for meeting-related expenses.

     Each Trustee's compensation and other meeting-related expenses are allocated pro rata among the PA Closed-End Funds on whose Boards the Trustee serves based on each such Fund's net assets, including assets attributable to the Fund's Preferred Shares.

                                       10

     The PA Closed-End Funds do not provide any pension or other retirement benefits to their Trustees.

     The following table provides information concerning the compensation paid to the Trustees by (i) PMF, PCQ and PNF for the fiscal year ended April 30,
2004, (ii) PML, PCK and PNI for the fiscal year ended May 31, 2004 and (iii)
PMX, PZC and PYN for the fiscal year ended September 30, 2004. For the calendar year ended December 31, 2003, the Trustees and nominees received the compensation set forth in the following table for serving as trustees of the
Funds and other funds in the same "Fund Complex" as the Funds. Each officer and
Trustee, such as Mr. Flattum, who is a director, officer, partner, member or employee of the Manager or PIMCO, or any entity controlling, controlled by or under common control with the Manager or PIMCO, serves without any compensation from the Funds.

                               COMPENSATION TABLE

                                     AGGREGATE          AGGREGATE           AGGREGATE          TOTAL COMPENSATION
                                   COMPENSATION       COMPENSATION        COMPENSATION         FROM THE FUNDS AND
                                 FROM PMF/PCQ/PNF   FROM PML/PCK/PNI    FROM PMX/PZC/PYN      FUND COMPLEX PAID TO
                                  FOR THE FISCAL     FOR THE FISCAL      FOR THE FISCAL     TRUSTEES/NOMINEES FOR THE
                                    YEAR ENDED         YEAR ENDED          YEAR ENDED          CALENDAR YEAR ENDED
NAME OF TRUSTEE/NOMINEE*          APRIL 30, 2004      MAY 31, 2004     SEPTEMBER 30, 2004      DECEMBER 31, 2003**
------------------------------- ------------------ ------------------ -------------------- --------------------------

Paul Belica ...................       $ 9,935            $21,745             $22,543                $115,476
Robert E. Connor ..............       $ 9,935            $22,276             $22,543                $147,350
Hans W. Kertess ...............       $ 9,546            $21,479             $22,543                $ 89,445
R. Peter Sullivan III .........       $ 9,546            $21,309             $16,697                $ 46,550
John J. Dalessandro II ........       $10,689             18,980             $ 7,560                $129,000

----------
*     Mr. Flattum will not receive compensation from the Funds for his services as Trustee.

**    In addition to the PA Closed-End Funds, during the most recently completed fiscal years, Mr. Belica and Mr. Connor served as Trustees of one open-end investment company (comprising four separate investment portfolios) advised by the Manager and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Funds.

     The Funds have no employees. Their officers are compensated by the
Manager, PIMCO or one of their affiliates.

BOARD COMMITTEES AND MEETINGS.

     AUDIT OVERSIGHT COMMITTEE. The Board of each Fund has established an Audit
Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), consisting of Messrs.
Belica, Connor, Kertess, Dalessandro and Sullivan, each of whom is an
Independent Trustee. Each Fund's Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, determines the selection of independent registered public accounting firm for the Funds and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Funds and services to be performed by the auditors for certain affiliates, including the Manager and PIMCO and entities in a control relationship with the Manager or PIMCO that provide services to the Funds where the engagement relates directly to the operations and financial reporting of the Funds. The Committee considers the possible effect of those services on the independence of the Funds' auditors.

                                       11

     Each member of the Audit Oversight Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of each Fund are listed.

     The Board of each Fund has adopted a written charter for its Audit
Oversight Committee, a copy of which is included as Exhibit A to this Proxy
Statement. The charter included in Exhibit A was adopted on January 14, 2004 to conform to newly adopted rules of the New York Stock Exchange on which the
Funds' Common Shares are listed. The Committees were governed by a different charter prior to that time. A joint report of the Audit Oversight Committees of
PMF, PCQ and PNF, dated June 14, 2004, is attached to this Proxy Statement as
Exhibit B-1. A joint report of the Audit Oversight Committees of PML, PCK and
PNI, dated July 14, 2004, is attached to this Proxy Statement as Exhibit B-2. A joint report of the Audit Oversight Committees of PMX, PZC and PYN, dated
November 18, 2004, is attached to this proxy statement as Exhibit B-3.

     NOMINATING COMMITTEE. The Board of each Fund has a Nominating Committee composed solely of Independent Trustees, consisting of Messrs. Belica, Connor,
Kertess, Dalessandro and Sullivan. The Nominating Committees are responsible for reviewing and recommending qualified candidates to the Boards in the event that a position is vacated or created. The Board of each Fund has adopted a written Charter for its Nominating Committee, a copy of which is posted at the following website address: www.pimcoadvisors.com/closedendfunds/literature.

     Qualifications, Evaluation and Identification of Trustee Nominees. The
Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund's Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the
Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the
Fund's officers, (iii) the Fund's shareholders and (iv) any other source the
Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the applicable Fund's expense to identity potential candidates.

     Consideration of Candidates Recommended by Shareholders. The Nominating
Committee of each Fund will review and consider nominees recommended by
Shareholders to serve as Trustee, provided that the recommending Shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Funds' Nominating Committee Charter. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Fund, to the attention of the
Fund's Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter, which is available at
www.pimcoadvisors.com/closedendfunds.literature, for details.

     The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Fund.

                                       12

     Recommendation of Nominees (Other than Nominees Nominated for
Re-Election). The Manager recommended Mr. Flattum as a candidate for nomination as a Trustee of each Fund and Mr. Flattum was nominated by the Nominating
Committees and all of the Continuing Trustees.

     VALUATION COMMITTEE. The Board of each Fund has a Valuation Committee, consisting of Messrs. Belica, Connor, Kertess, Dalessandro and Sullivan. Each
Fund's Board has delegated to the Committee the responsibility to determine or cause to be determined the fair value of the Fund's portfolio securities and other assets when market quotations are not readily available. The Valuation
Committees review and approve procedures for the valuation of Fund portfolio securities and periodically review information from the Manager and PIMCO regarding fair value and liquidity determination made pursuant to
Board-approved procedures, and make related recommendations to the full Boards and assist the full Boards in resolving particular valuation matters.

     COMPENSATION COMMITTEE. The Board of each Fund has a Compensation
Committee, consisting of Messrs. Belica, Connor, Kertess, Dalessandro and
Sullivan. The Compensation Committees periodically review and set compensation payable to the Trustees of each Fund who are not directors, officers, partners or employees of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO.

     MEETINGS. During the fiscal year ended April 30, 2004, the Board of
Trustees of PMF, PCQ and PNF held four regular meetings and one special meeting. The Audit Oversight Committee met in separate session twice during such fiscal year and the Nominating Committee met twice. The Valuation and
Compensation Committees did not meet in separate session. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended April 30, 2004, except Mr. Flattum, who was not elected to the
Boards until September 2004.

     During the fiscal year ended May 31, 2004, the Board of Trustees of PML,
PCK and PNI held four regular meetings and one special meeting. The Audit
Oversight Committee met in separate session twice during such fiscal year and the Nominating Committee met twice. The Valuation and Compensation Committees did not meet in separate session. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended May 31,
2004, except Mr. Flattum who was not elected to the Boards until September
2004.

     During the fiscal year ended September 30, 2004, the Board of Trustees of
PMX, PZC and PYN held four regular meetings and one special meeting. The Audit
Oversight Committee met in separate session twice during such fiscal year and the Nominating Committee met twice. The Valuation and Compensation Committees did not meet in separate session. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustees served that were held during the fiscal year ended
September 30, 2004, except Mr. Flattum, who was not elected to the Boards until
September 2004.

     SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of
Trustees of each Fund has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o
Brian Shlissel, Fund President, PA Fund Management LLC, 1345 Avenue of the
Americas, NY, NY 10105. Shareholder communications must (i) be in writing and be signed by the shareholder and (ii) identify the class and number of shares held by the Shareholder. The President of the Fund is responsible for reviewing properly submitted shareholder communications. The President shall either (i)
provide a copy of each properly submitted shareholder communication to the
Board at its next regularly scheduled

                                       13

Board meeting or (ii) if the President determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The President may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature.
These procedures do not apply to (i) any communication from an officer or
Trustee of the Fund, (ii) any communication from an employee or agent of the
Fund, unless such communication is made solely in such employee's or agent's capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Fund's Trustees are not required to attend the Fund's annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.
No Trustees attended the most recent annual shareholder meeting for each of the
Funds.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Each Fund's
Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund's Common Shares or Preferred
Shares) are required to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's securities with the Securities and Exchange Commission (the "SEC") and the New York Stock
Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, the Funds believe that each Fund's Trustees and relevant officers, investment advisers and relevant affiliated persons of the investment advisers have complied with all applicable filing requirements during the fiscal years ended April 30, 2004 (for PMF/PCQ/PNF), May 31 2004
(for PML/PCK/PNI) and September 30, 2004 (for PMX/PZC/PYN), except that, with respect to Shares as to which beneficial ownership has been disclaimed, two
Form 5 filings were made by William H. Gross to report (i) two transactions in
PMX Common Shares as to which Form 4 filings were not made and (ii) six transactions in PML Common Shares as to which Form 4 filings were not made.

     REQUIRED VOTE. Election of Messrs. Belica, Sullivan and Flattum to the
Board of Trustees of the applicable Funds will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders
(voting together as a single class) of such Fund cast in the election of
Trustees at the Meeting, in person or by proxy. Election of Mr. Dalessandro to the Board of Trustees of the applicable Funds will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of such Fund cast in the election of Trustees at the Meeting, in person or by proxy.

                 THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY
                   RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                                       14

                            ADDITIONAL INFORMATION

     EXECUTIVE AND OTHER OFFICERS OF THE FUND. The table below provides certain information concerning the executive officers of each Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of each Fund's Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of each Fund who are principals, officers, members or employees of the Manager or PIMCO are not compensated by the Funds. Unless otherwise noted, the address of all officers is c/o PA Fund Management LLC, 1345 Avenue of the Americas, New York,
New York 10105.

                           POSITION(S)          TERM OF OFFICE
                            HELD WITH            AND LENGTH OF
NAME, ADDRESS AND AGE          FUND              TIME SERVED*         PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
----------------------- ----------------- -------------------------- -------------------------------------------------

Brian S. Shlissel       President and     PMF/PCQ/PNF                Executive Vice President and Chief
Age 40                  Chief Executive   Since September 2002.      Administrative Officer, PA Fund Management
                        Officer           Formerly, Treasurer and    LLC; Trustee, President and Chief Executive
                                          Principal Financial and    Officer, PIMCO Advisors VIT; President and
                                          Accounting Officer (June   Chief Executive Officer, Fixed Income SHares,
                                          2001 to September 2002)    PIMCO Municipal Income Fund, PIMCO
                                                                     California Municipal Income Fund, PIMCO New
                                          PML/PCK/PNI                York Municipal Income Fund, PIMCO Municipal
                                          Since September 2002.      Income Fund II, PIMCO California Municipal
                                          Formerly, Treasurer and    Income Fund II, PIMCO New York Municipal
                                          Principal Accounting       Income Fund II, PIMCO Municipal Income Fund
                                          Officer (June 2002 to      III, PIMCO California Municipal Income Fund
                                          September 2002)            III, PIMCO New York Municipal Income Fund
                                                                     III, PIMCO Corporate Income Fund, PIMCO
                                          PMX/PZC/PYN                Corporate Opportunity Fund, Nicholas-Applegate
                                          Since inception            Convertible & Income Fund, PIMCO High
                                          (September 2002)           Income Fund, Nicholas-Applegate Convertible &
                                                                     Income Fund II, PIMCO Floating Rate Income
                                                                     Fund, PIMCO Floating Rate Strategy Fund and
                                                                     Municipal Advantage Fund, Inc.

Newton B. Schott, Jr.   Vice President,   PMF/PCQ/PNF                Managing Director, Chief Administrative Officer,
2187 Atlantic Street    Secretary         Since inception (June      General Counsel and Secretary, PA Distributors
Stamford, CT 06902                        2001)                      LLC; Managing Director, Chief Legal Officer and
Age 62                                                               Secretary, PA Fund Management LLC; Vice
                                          PML/PCK/PNI                President and Secretary, PIMCO Funds:
                                          Since inception            Multi-Manager Series, PIMCO Municipal Income
                                          (June 2002)                Fund, PIMCO California Municipal Income Fund,
                                                                     PIMCO New York Municipal Income Fund,
                                          PMX/PZC/PYN                PIMCO Municipal Income Fund II, PIMCO
                                          Since inception            California Municipal Income Fund II, PIMCO
                                          (September 2002)           New York Municipal Income Fund II, PIMCO
                                                                     Municipal Income Fund III, PIMCO California
                                                                     Municipal Income Fund III, PIMCO New York
                                                                     Municipal Income Fund III, PIMCO Corporate
                                                                     Income Fund, PIMCO Corporate Opportunity
                                                                     Fund, Nicholas-Applegate Convertible & Income
                                                                     Fund, PIMCO High Income Fund,
                                                                     Nicholas-Applegate Convertible & Income Fund
                                                                     II, PIMCO Floating Rate Income Fund and
                                                                     PIMCO Floating Rate Strategy Fund; Executive
                                                                     Vice President and Secretary, Municipal
                                                                     Advantage Fund, Inc.; Secretary, Fixed Income
                                                                     SHares.

                                       15

                              POSITION(S)        TERM OF OFFICE
                               HELD WITH         AND LENGTH OF
NAME, ADDRESS AND AGE            FUND             TIME SERVED*       PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
-------------------------- ---------------- ----------------------- ------------------------------------------------

Lawrence Altadonna         Treasurer;       PMF/PCQ/PNF             Senior Vice President, PA Fund Management
Age 38                     Principal        PML/PCK/PNI             LLC; Treasurer and Principal Financial and
                           Financial and    Since September 2002    Accounting Officer, PIMCO Municipal Income
                           Accounting                               Fund, PIMCO California Municipal Income Fund,
                           Officer          PMX/PZC/PYN             PIMCO New York Municipal Income Fund,
                                            Since inception         PIMCO Municipal Income Fund II, PIMCO
                                            (September 2002)        California Municipal Income Fund II, PIMCO
                                                                    New York Municipal Income Fund II, PIMCO
                                                                    Municipal Income Fund III, PIMCO California
                                                                    Municipal Income Fund III, PIMCO New York
                                                                    Municipal Income Fund III, PIMCO Corporate
                                                                    Income Fund, PIMCO Corporate Opportunity
                                                                    Fund, Nicholas-Applegate Convertible & Income
                                                                    Fund, PIMCO High Income Fund,
                                                                    Nicholas-Applegate Convertible & Income Fund
                                                                    II, PIMCO Floating Rate Income Fund, PIMCO
                                                                    Floating Rate Strategy Fund and Municipal
                                                                    Advantage Fund, Inc.; Treasurer, Fixed Income
                                                                    SHares and PIMCO Advisors VIT. Formerly,
                                                                    Director of Fund Administration, Prudential
                                                                    Investments.

Mark McCray                Vice President   PMF/PCQ/PNF             Managing Director, PIMCO; portfolio manager of
800 Newport Center Drive                    Since inception (June   the Funds and other investment vehicles managed
Newport Beach, CA 92660                     2001)                   by PIMCO.
Age 36
                                            PML/PCK/PNI
                                            Since inception
                                            (June 2002)

                                            PMX/PZC/PYN
                                            Since inception
                                            (September 2002)

Youse Guia                 Chief            Since October 2004      Senior Vice President, Group Compliance
888 San Clemente Drive     Compliance                               Manager, Allianz Global Investors of America
Newport Beach, CA 92660    Officer                                  L.P. (since 2004). Chief Compliance Officer,
Age 32                                                              PIMCO Funds: Multi-Manager Series, PIMCO
                                                                    Municipal Income Fund, PIMCO California
                                                                    Municipal Income Fund, PIMCO New York
                                                                    Municipal Income Fund, PIMCO Municipal
                                                                    Income Fund II, PIMCO California Municipal
                                                                    Income Fund II, PIMCO New York Municipal
                                                                    Income Fund II, PIMCO Municipal Income Fund
                                                                    III, PIMCO California Municipal Income Fund
                                                                    III, PIMCO New York Municipal Income Fund
                                                                    III, PIMCO Corporate Income Fund, PIMCO
                                                                    Corporate Opportunity Fund, Nicholas-Applegate
                                                                    Convertible & Income Fund, PIMCO High
                                                                    Income Fund, Nicholas-Applegate Convertible &
                                                                    Income Fund II, PIMCO Floating Rate Income
                                                                    Fund, PIMCO Floating Rate Strategy Fund,
                                                                    Municipal Advantage Fund, Inc, Fixed Income
                                                                    SHares and PIMCO Advisors VIT. Formerly, Vice
                                                                    President, Group Compliance Manager, Allianz
                                                                    Global Investors of American L.P. (since 2002).
                                                                    Audit Manager, PricewaterhouseCoopers LLP
                                                                    (1996 -- 2002).

                                       16

                         POSITION(S)     TERM OF OFFICE
                          HELD WITH      AND LENGTH OF
NAME, ADDRESS AND AGE       FUND          TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
----------------------- ------------ --------------------- ------------------------------------------------

Jennifer Patula         Assistant    Since February 2004   Assistant Secretary, PIMCO Municipal Income
Age 26                  Secretary                          Fund, PIMCO California Municipal Income Fund,
                                                           PIMCO New York Municipal Income Fund,
                                                           PIMCO Municipal Income Fund II, PIMCO
                                                           California Municipal Income Fund II, PIMCO
                                                           New York Municipal Income Fund II, PIMCO
                                                           Municipal Income Fund III, PIMCO California
                                                           Municipal Income Fund III, PIMCO New York
                                                           Municipal Income Fund III, PIMCO Corporate
                                                           Income Fund, PIMCO Corporate Opportunity
                                                           Fund, Nicholas-Applegate Convertible & Income
                                                           Fund, PIMCO High Income Fund,
                                                           Nicholas-Applegate Convertible & Income Fund
                                                           II, PIMCO Floating Rate Income Fund, PIMCO
                                                           Floating Rate Strategy Fund, Municipal
                                                           Advantage Fund, Inc., Fixed Income SHares and
                                                           PIMCO Advisors VIT.

     INVESTMENT MANAGER AND PORTFOLIO MANAGER. The Manager, located at 1345
Avenue of the Americas, New York, New York 10105, serves as the investment manager of each Fund. Subject to the supervision of the Fund's Board of
Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and their business affairs and other administrative matters. The Manager retains its affiliate, PIMCO, as sub-adviser to manage each Fund's investments. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. The
Manager and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

     REGULATORY AND LITIGATION MATTERS. On September 13, 2004, the SEC
announced that the Manager and certain of its affiliates had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies ("open-end funds") advised or distributed by the Manager and certain of its affiliates. In their settlement with the SEC, the Manager and its affiliates consented to the entry of an order by the SEC and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Manager and its affiliates agreed to pay civil money penalties in the aggregate amount of
$40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the
Manager and its affiliates have been dismissed from the related complaint the
SEC filed on May 6, 2004 in the U.S. District Court in the Southern District of
New York. Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Funds.

     In a related action on June 1, 2004, the Attorney General of the State of
New Jersey ("NJAG") announced that it had entered into a settlement agreement with AGI (formerly, Allianz Dresdner Asset Management of America L.P.), an
indirect parent of the Manager, and certain other affiliates of the Manager, in connection with a complaint filed by the NJAG on February 17, 2004. The NJAG dismissed claims against PIMCO, which had been filed as part of the same complaint. In the settlement, AGI and other named affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New
Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters

                                       17

that were the subject of the SEC order regarding market-timing described above and does not allege any inappropriate activity took place with respect to the
Funds.

     On September 15, 2004, the SEC announced that the Manager and certain of its affiliates had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Manager and its affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called "shelf space" arrangements with certain broker-dealers. In their settlement with the SEC, the Manager and its affiliates consented to the entry of an order by the SEC without admitting or denying the findings contained in the order. In connection with the settlement, the Manager and its affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Manager and these affiliates agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on
September 15, 2004 that it had entered into an agreement with an affiliate of the Manager in resolution of an investigation into matters that are similar to those discussed in the SEC order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney
General in the Superior Court of the State of California alleging, among other things, that this affiliate violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the affiliate did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General's fees and costs associated with the investigation and related matters. Neither the SEC order nor the California
Attorney General's complaint alleges any inappropriate activity took place with respect to the Funds.

     Since February 2004, the Manager, the Sub-Adviser and certain of their affiliates and employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern
District of New York, the Central District of California and the Districts of
New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the
U.S. District Court for the District of Maryland; the remaining four lawsuits concern "revenue sharing" with brokers offering "shelf space" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Funds have been named in three of the lawsuits concerning market timing. The Manager and the Sub-Adviser believe that other similar lawsuits may be filed in federal or state courts naming as defendants the Manager, the Sub-Adviser, AGI, the Funds, other open-
and closed-end funds advised or distributed by the Manager, the Sub-Adviser and/or their affiliates, the boards of trustees of those funds, and/or other affiliates and their employees.

     Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the
Manager, the Sub-Adviser, AGI and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company,

                                       18

including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey settlement described above under Section 9(a), the
Manager, the Sub-Adviser, and certain of their affiliates (together, the
"Applicants") have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

     In addition, it is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market price of the Funds' shares or other adverse consequences to the Funds and their shareholders. However, the Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on the
Manager's or the Sub-Adviser's ability to perform its respective investment advisory services relating to the Funds.

     The foregoing speaks only as of the date of this Proxy Statement. There may be additional litigation or regulatory developments in connection with the matters discussed above.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Audit Oversight
Committee of each Fund's Board unanimously selected PricewaterhouseCoopers LLP
("PwC") as the independent registered public accounting firm of each Fund for their current fiscal years. PwC served as the independent registered public accounting firm of the Funds for their last fiscal years and also serves as the auditor of various other investment companies for which the Manager and PIMCO serve as investment adviser or sub-adviser. PwC is located at 300 Madison
Avenue, New York, NY 10017. Each Fund knows of no direct financial or material indirect financial interest of PwC in the Fund.

     A representative of PwC, if requested by any Shareholder, will be present via the telephone at the Meeting to respond to appropriate questions from
Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

     Each Fund's Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund's independent registered public accounting firm. Under the policies, on an annual basis, the Fund's Audit Oversight Committee reviews and pre-approves proposed audit and permitted audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The
President of the Fund also pre-approves any permitted non-audit services to be provided to the Fund.

     In addition, each Fund's Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager,
PIMCO and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the
"Accounting Affiliates"), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the
Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

     A Fund's Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting
Affiliate that were not pre-approved as part of the annual process described above. The Chairman of a Fund's Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these

                                       19

individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the
Chairman (or other delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

     The pre-approval policies provide for waivers of the requirement that the
Audit Oversight Committee pre-approve permitted non-audit services provided to a Fund or its Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the "de minimis exception").

     Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each of the Funds' two last fiscal years, the Audit Fees billed by PwC are shown in the table below:

                      FUND     FISCAL YEAR ENDING     AUDIT FEES
                    -------   --------------------   -----------
                      PMF       April 30, 2004         $42,690
                                April 30, 2003         $36,200
                      PCQ       April 30, 2004         $41,667
                                April 30, 2003         $36,200
                      PNF       April 30, 2004         $21,893
                                April 30, 2003         $18,100
                      PML        May 31, 2004          $48,350
                                 May 31, 2003          $43,450
                      PCK        May 31, 2004          $33,085
                                 May 31, 2003          $29,350
                      PNI        May 31, 2004          $22,815
                                 May 31, 2003          $19,950
                      PMX     September 30, 2004       $34,906
                              September 30, 2003       $61,167
                      PZC     September 30, 2004       $27,977
                              September 30, 2003       $48,086
                      PYN     September 30, 2004       $17,117
                              September 30, 2003       $27,206

     Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees" above, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred
Shares), attestation reports and comfort letters. The table below shows, for the fiscal years indicated, the Audit-Related Fees billed by PwC to each Fund.
During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds' Accounting Affiliates for audit-related services related directly to the operations and financial reporting of the Funds:

                    FUND      FISCAL YEAR ENDING     AUDIT-RELATED FEES
                   -------   --------------------   -------------------
                     PMF       April 30, 2004              $8,715
                               April 30, 2003              $8,152
                     PCQ       April 30, 2004              $7,262
                               April 30, 2003              $6,713

                                       20

                 FUND     FISCAL YEAR ENDING     AUDIT-RELATED FEES
               -------   --------------------   -------------------
                 PNF       April 30, 2004             $ 4,773
                           April 30, 2003             $ 4,385
                 PML        May 31, 2004              $11,800
                            May 31, 2003              $66,832
                 PCK        May 31, 2004              $ 6,000
                            May 31, 2003              $38,836
                 PNI        May 31, 2004              $ 2,200
                            May 31, 2003              $17,416
                 PMX     September 30, 2004           $16,268
                         September 30, 2003           $28,289
                 PZC     September 30, 2004           $12,911
                         September 30, 2003           $20,291
                 PYN     September 30, 2004           $ 7,662
                         September 30, 2003           $ 7,718

     Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the fiscal years indicated, the Tax Fees billed by PwC to each
Fund. During those fiscal years, there were no Tax Fees billed by PwC to the
Fund's Accounting Affiliates related directly to the operations and financial reporting of the Funds:

                  FUND      FISCAL YEAR ENDING     TAX FEES
                 -------   --------------------   ---------
                   PMF       April 30, 2004        $7,200
                             April 30, 2003        $7,200
                   PCQ       April 30, 2004        $7,200
                             April 30, 2003        $7,200
                   PNF       April 30, 2004        $7,200
                             April 30, 2003        $7,200
                   PML        May 31, 2004         $4,700
                              May 31, 2003         $4,700
                   PCK        May 31, 2004         $4,700
                              May 31, 2003         $4,700
                   PNI        May 31, 2004         $4,700
                              May 31, 2003         $4,700
                   PMX     September 30, 2004      $8,000
                           September 30, 2003      $7,200
                   PZC     September 30, 2004      $8,000
                           September 30, 2003      $7,200
                   PYN     September 30, 2004      $8,000
                           September 30, 2003      $7,200

     All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees."
For each Fund's last two fiscal years, no All Other Fees were billed by PwC to the Funds or the Accounting Affiliates.

     During the periods indicated in the table above, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception.

                                       21

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, for the fiscal years indicated, for services rendered to each Fund and the Fund's
Accounting Affiliates are shown in the table below:

                                              NON-AUDIT FEES
                                NON-AUDIT     FOR ACCOUNTING     AGGREGATE
 FUND     FISCAL YEAR ENDED   FEES FOR FUND     AFFILIATES     NON-AUDIT FEES
------- -------------------- --------------- ---------------- ---------------
  PMF     April 30, 2004         $15,915        $2,982,767       $2,998,682
          April 30, 2003         $15,352        $2,591,639       $2,606,991
  PCQ     April 30, 2004         $14,462        $2,982,767       $2,997,229
          April 30, 2003         $13,913        $2,591,639       $2,605,552
  PNF     April 30, 2004         $11,973        $2,982,767       $2,994,740
          April 30, 2003         $11,585        $2,591,639       $2,603,224
  PML      May 31, 2004          $16,500        $2,744,387       $2,760,887
           May 31, 2003          $71,532        $3,028,417       $3,099,949
  PCK      May 31, 2004          $10,700        $2,744,387       $2,755,087
           May 31, 2003          $43,536        $3,028,417       $3,071,953
  PNI      May 31, 2004          $ 6,900        $2,744,387       $2,751,287
           May 31, 2003          $22,116        $3,028,417       $3,050,533
  PMX   September 30, 2004       $24,268        $2,804,545       $2,828,813
        September 30, 2003       $35,489        $3,536,830       $3,572,319
  PZC   September 30, 2004       $20,911        $2,804,545       $2,825,456
        September 30, 2003       $27,491        $3,536,830       $3,564,321
  PYN   September 30, 2004       $15,662        $2,804,545       $2,820,207
        September 30, 2003       $14,918        $3,536,830       $3,551,748

     Each Fund's Audit Oversight Committee has determined that the provision by
PwC of non-audit services to the Fund's Accounting Affiliates that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Fund) were compatible with maintaining the independence of PwC as the Fund's principal auditors. Please see the Reports of the Audit Oversight Committees in Exhibits
B-1, B-2 and B-3 to this Proxy Statement.

     OTHER BUSINESS. As of the date of this Proxy Statement, each Fund's officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

     QUORUM, ADJOURNMENTS AND METHODS OF TABULATION. A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Common Shares and Preferred Shares of the Fund entitled to vote at the Meeting, except that a quorum for the election of Mr.
Dalessandro as a Trustee of a Fund will consist of the presence in person or by proxy of thirty percent (30%) of the Preferred Shares of the applicable Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time.

                                       22

Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares of the applicable Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the "Tellers") for the Meeting. For purposes of determining the presence of a quorum, the Tellers will count the total number of votes cast "for" or "against" approval of the Proposal, as well as
Shares represented by proxies that reflect abstentions and "broker non-votes"
(i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal.

     REPORTS TO SHAREHOLDERS. The 2004 Annual Report to Shareholders for PMF,
PCQ and PNF was mailed to Shareholders on or about June 28, 2004. The 2004
Annual Report to Shareholders for PML, PCK and PNI was mailed to Shareholders on or about July 28, 2004. The 2004 Annual Report to Shareholders for PMX, PZC
and PYN will be mailed to Shareholders on or about November 24, 2004.
ADDITIONAL COPIES OF THE ANNUAL REPORTS AND THE FUNDS' SUBSEQUENT SEMI-ANNUAL
REPORT, IF ANY, MAY BE OBTAINED WITHOUT CHARGE FROM THE FUNDS BY CALLING
1-877-819-2224 OR BY WRITING TO A FUND AT 2187 ATLANTIC STREET, 7TH FLOOR,
STAMFORD, CONNECTICUT 06902.

     SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETINGS. It is currently anticipated that each Fund's next annual meeting of Shareholders (in 2005) will be held in December 2005. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than July
25, 2005 for inclusion in the Funds' joint proxy statement and proxy card relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included.
Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with each Fund's Bylaws.
Shareholders submitting any other proposals for a Fund intended to be presented at the 2005 annual meeting (i.e., other than those to be included in the Fund's proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund's Bylaws, no earlier than September 23, 2005 and no later than October 8, 2005. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.
Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to Joseph B. Kittredge, Jr., at Ropes & Gray LLP, One International Place,
Boston, Massachusetts 02110-2624.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM
IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS
ENCLOSED FOR YOUR CONVENIENCE.

November 22, 2004

                                       23

                                                   EXHIBIT A TO PROXY STATEMENT

                            PIMCO CLOSED-END FUNDS

                       AUDIT OVERSIGHT COMMITTEE CHARTER

                       (Adopted as of January 14, 2004)

     The Board of Trustees (each a "Board") of each of the registered investment companies listed in Appendix A hereto (each a "Fund" and, collectively, the "Funds"), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee
(the "Committee") of the particular Board with respect to its oversight of the
Fund. This Charter applies separately to each Fund and its particular Board and
Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

STATEMENT OF PURPOSE AND FUNCTIONS

     The Committee's general purpose is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors. The Committee's purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the
Fund's annual proxy statements, if any.

     The Committee's function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the
Committee to plan or conduct audits, to prepare or determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the
Fund's internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund's financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

MEMBERSHIP

     The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

     Each member of the Committee may not be an "interested person" of the
Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as
amended (the "Investment Company Act"), and

                                      A-1

must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the "NYSE"). Each member of the
Committee must be "financially literate" (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have "accounting or related financial management expertise,"
in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

RESPONSIBILITIES AND DUTIES

     The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

     1.  Determine the selection, retention or termination of the Fund's independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of
         Section 32(a) of the Investment Company Act. The Fund's independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

     2.  To consider the independence of the Fund's independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard ("ISB") No. 1.

     3.  To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund's investment advisers (including sub-advisers) and to certain of the investment advisers' affiliates.
         The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

     4.  Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

     5.  If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

     6.  Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm's most recent internal quality-control review or peer review or
         (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

     7.  Review with the Fund's independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

                                      A-2

     8.  Discuss with management and the independent auditors the Fund's audited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance;
         discuss with the independent auditors matters required by Statement of
         Accounting Standards ("SAS") No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund's Annual Report.

     9.  Discuss with management and the independent auditors the Fund's unaudited financial statements.

     10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

     11. Review with management and, as applicable, with the independent auditors the Fund's accounting and financial reporting policies, practices and internal controls, management's guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

     12. Discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

     13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

     14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund's accounting operations or financial reporting.

     15. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

     16. Report to the Board on a regular basis (at least annually) on the
         Committee's activities.

     17. Perform such other functions consistent with this Charter, the
         Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the
Committee.

MEETINGS

     At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The
Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

                                      A-3

OUTSIDE RESOURCES AND ASSISTANCE FROM MANAGEMENT

     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund's expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i)
compensation of the Fund's independent auditors for the issuance of an audit report relating to the Fund's financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this
Charter.

ANNUAL EVALUATIONS

     The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

ADOPTION AND AMENDMENTS

     The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board's own motion.

                                      A-4

                                                                      EXHIBIT A

                          FUNDS SUBJECT TO THIS CHARTER

                            (As of January 14, 2004)

                           PIMCO MUNICIPAL INCOME FUND
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
                           PIMCO CORPORATE INCOME FUND
                         PIMCO MUNICIPAL INCOME FUND II
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
                         PIMCO MUNICIPAL INCOME FUND III
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
                    PIMCO NEW YORK MUNICIPAL INCOME FUND III
                        PIMCO CORPORATE OPPORTUNITY FUND
                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                             PIMCO HIGH INCOME FUND
                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
                         PIMCO FLOATING RATE INCOME FUND

                                      A-5

                                                 EXHIBIT B-1 TO PROXY STATEMENT

                      REPORT OF AUDIT OVERSIGHT COMMITTEES

                           of the Board of Trustees of
                           PIMCO Municipal Income Fund
                     PIMCO California Municipal Income Fund
                      PIMCO New York Municipal Income Fund
                                (each, a "Fund")

                               Dated June 14, 2004

     The Audit Oversight Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Trustees of the Fund (the
"Board") and operates under a written Charter adopted by the Board. The
Committee meets with each Fund's management ("Management") and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent registered public accounting firm's responsibilities, Management has advised that each Fund's financial statements for the fiscal year ended April 30, 2004 were prepared in conformity with the generally accepted accounting principles.

     The Committee has reviewed and discussed with Management and
PricewaterhouseCoopers LLP ("PwC"), each Fund's independent registered public accounting firm, the audited financial statements for the fiscal year ended
April 30, 2004. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent registered public accounting firms to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and 4)
disagreements with Management over the application of accounting principles and certain other matters. With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards
Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to PA Fund Management
LLC ("PAFM"), each Fund's investment manager, and Pacific Investment Management
Company LLC ("PIMCO"), each Fund's sub-adviser, and any entity controlling, controlled by or under common control with PAFM or PIMCO that provided services to each Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of each Fund's independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

     Based on the foregoing review and discussions, the Committee presents this
Report to the Board of each Fund and recommends that (1) the audited financial statements for the fiscal year ended April 30, 2004 for the Fund be included in the Fund's Annual Report to shareholders for such fiscal year, (2) such Annual
Report be filed with the Securities and Exchange Commission and the New York
Stock Exchange, and (3) PwC be reappointed as the Fund's independent registered public accounting firm for the fiscal year ending April 30, 2005.

                                      B-1

    Submitted by the Audit Oversight Committees of the Boards of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess
R. Peter Sullivan III

                                      B-2

                                                 EXHIBIT B-2 TO PROXY STATEMENT

                      REPORT OF AUDIT OVERSIGHT COMMITTEE

                          of the Board of Trustees of
                         PIMCO Municipal Income Fund II
                   PIMCO California Municipal Income Fund II
                    PIMCO New York Municipal Income Fund II
                (each, a "Fund" and, collectively, the "Funds")

                              Dated July 14, 2004

     The Audit Oversight Committee (the "Committee") oversees each Fund's financial reporting process on behalf of the Board of Trustees of the Fund (the
"Board") and operates under a written Charter adopted by the Board. The
Committee meets with each Fund's management ("Management") and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent registered public accounting firm's responsibilities, Management has advised that each Fund's financial statements for the fiscal year ended May 31, 2004 were prepared in conformity with the generally accepted accounting principles.

     The Committee has reviewed and discussed with Management and
PricewaterhouseCoopers LLP ("PwC"), each Fund's independent registered public accounting firm, the audited financial statements for the fiscal year ended May
31, 2004. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2)
the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters. With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1
(requiring auditors to make written disclosure to and discuss with the
Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and for non-audit services provided to PA Fund Management LLC ("PAFM"), each
Fund's investment manager, Pacific Investment Management Company LLC ("PIMCO"),
each Fund's sub-adviser, and any entity controlling, controlled by or under common control with PAFM or PIMCO that provided services to the Funds. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of each Fund's independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

     Based on the foregoing review and discussions, the Committee presents this
Report to the Board of each Fund and recommends that (1) the audited financial statements for the fiscal year ended May 31, 2004 for each Fund be included in the Fund's Annual Report to shareholders for such fiscal year, (2) each such
Annual Report be filed with the Securities and Exchange Commission and the New
York Stock Exchange, and (3) PwC be reappointed as each Fund's independent registered public accounting firm for the fiscal year ending May 31, 2005.

                                      B-3

     Submitted by the Audit Oversight Committees of the Boards of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess
R. Peter Sullivan III

                                      B-4

                                             EXHIBIT B-3 TO THE PROXY STATEMENT

                      REPORT OF AUDIT OVERSIGHT COMMITTEE

                          of the Board of Trustees of
                        PIMCO Municipal Income Fund III
                  PIMCO California Municipal Income Fund III
                    PIMCO New York Municipal Income Fund III
                (each, a "Fund" and, collectively, the "Funds")

                            Dated November 18, 2004

     The Audit Oversight Committee (the "Committee") oversees each Fund's financial reporting process on behalf of the Board of Trustees of the Fund (the
"Board") and operates under a written Charter adopted by the Board. The
Committee meets with each Fund's management ("Management") and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent registered public accounting firm's responsibilities, Management has advised that each Fund's financial statements for the fiscal year ended September 30, 2004 were prepared in conformity with the generally accepted accounting principles.

     The Committee has reviewed and discussed with Management and
PricewaterhouseCoopers LLP ("PwC"), each Fund's independent registered public accounting firm, the audited financial statements for the fiscal year ended
September 30, 2004. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61
requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and 4) disagreements with
Management over the application of accounting principles and certain other matters. With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board
Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and for non-audit services provided to PA Fund Management LLC ("PAFM"), each
Fund's investment manager, Pacific Investment Management Company LLC ("PIMCO"),
each Fund's sub-adviser, and any entity controlling, controlled by or under common control with PAFM or PIMCO that provided services to the Funds. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of each Fund's independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

     Based on the foregoing review and discussions, the Committee presents this
Report to the Board of each Fund and recommends that (1) the audited financial statements for the fiscal year ended September 30, 2004 for each Fund be included in the Fund's Annual Report to shareholders for such fiscal

                                      B-5

year, (2) each such Annual Report be filed with the Securities and Exchange
Commission and the New York Stock Exchange, and (3) PwC be reappointed as each
Fund's independent registered public accounting firm for the fiscal year ending
September 30, 2005.

     Submitted by the Audit Oversight Committees of the Boards of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess
John J. Dalessandro II
R. Peter Sullivan III

                                      B-6

                                      PROXY
                           PIMCO MUNICIPAL INCOME FUND
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Municipal Income Fund, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class II) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                           PIMCO MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                             ---
Please check box at right if an address change or comment   |   |
has been made on the reverse side of this card.              ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                           PIMCO MUNICIPAL INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Municipal Income Fund, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class II), (02) John J. Dalessandro II (Class II), and (03)
David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                           PIMCO MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO California Municipal Income
Fund, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class II) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO California Municipal Income
Fund, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class II), (02) John J. Dalessandro II (Class II), and (03)
David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO New York Municipal Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class II) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO New York Municipal Income
Fund, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class II), (02) John J. Dalessandro II (Class II), and (03)
David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                         PIMCO MUNICIPAL INCOME FUND II
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Municipal Income Fund II, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class II) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                         PIMCO MUNICIPAL INCOME FUND II
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                         PIMCO MUNICIPAL INCOME FUND II
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Municipal Income Fund II, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class II), (02) John J. Dalessandro II (Class II), and (03)
David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                         PIMCO MUNICIPAL INCOME FUND II
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO California Municipal Income
Fund II, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence
G. Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class II) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
--------------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO California Municipal Income
Fund II, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence
G. Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class II), (02) John J. Dalessandro II (Class II), and (03)
David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO New York Municipal Income Fund
II, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class II) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
--------------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO New York Municipal Income
Fund II, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence
G. Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Paul Belica (Class II), (02) John J. Dalessandro II (Class II), and (03)
David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                         PIMCO MUNICIPAL INCOME FUND III
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Municipal Income Fund III, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class II) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                         PIMCO MUNICIPAL INCOME FUND III
--------------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                         PIMCO MUNICIPAL INCOME FUND III
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Municipal Income Fund III, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class II), (02) John J. Dalessandro II (Class
II), and (03) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                         PIMCO MUNICIPAL INCOME FUND III
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO California Municipal Income
Fund III, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence
G. Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class II) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
--------------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO California Municipal Income
Fund III, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence
G. Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class II), (02) John J. Dalessandro II (Class
II), and (03) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                    PIMCO NEW YORK MUNICIPAL INCOME FUND III
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO New York Municipal Income Fund
III, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class II) and (02) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                    PIMCO NEW YORK MUNICIPAL INCOME FUND III
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                    PIMCO NEW YORK MUNICIPAL INCOME FUND III
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON DECEMBER 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO New York Municipal Income
Fund III, a Massachusetts business trust (the "Fund"), hereby appoints Lawrence
G. Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 9:00 a.m., Eastern Time, December 29, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) R. Peter Sullivan III (Class II), (02) John J. Dalessandro II (Class
II), and (03) David C. Flattum (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                    PIMCO NEW YORK MUNICIPAL INCOME FUND III
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                              ---
Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______